Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

SAMUEL-WHITTAR
           INC.
                                                           1200 Nuclear Drive
                                                       West Chicago, IL 60185
                                                          OFF: (630) 231-6800
                                                          OFF: (312) 287-6800
                                                          FAX: (630) 231-3521

Mr. Gary Ihrke                                                  June 30, 1998
Featherlite Mfg, Inc.
Hwy 63 & 9
Cresco, IA 52136

Dear Gary:

This letter will confirm conversations between yourself and Mr. Larry Balzer of Samuel-Whittar. It outlines Featherlite's agreement purchase from Samuel-Whittar, ***** lbs. of Alloy 3004 H291 Aluminum, (.040) White Acrylic/Washcoat - PPG Super Duracron 630 White/Washcoat (#1HW68733) between January 1, 1999 and December 31, 1999.

 1. Featherlite will purchase from Samuel-Whittar ***** lbs. of Alloy 3004 H291 White Acrylic/Washcoat - PPG Super Duracron 630 White/Washcoat for delivery between January 1, 1999 and December 31, 1999.

 2.  Featherlite's pricing will be $*****/lb.

 3.  Featherlite prices will be FOB delivered, based upon 40,000 lb. shipments.

 4.  Credit terms are 45 days

 5. All items will be packaged on 2500 lb. maximum skids, with no splices on runners, all runners to be a minimum of 4" high.

 6. Featherlite agrees to take any item Featherlite orders, even if the item becomes obsolete, on a timely basis.

 7. Certifications will be supplied on all products sold to Featherlite by Samuel-Whittar.

 8.  Billing weight to be calculated on ***** of the theoretical weight.

 9.  Samuel-Whittar  will keep in stock (1) months  usage of cut sheet sizes and
     (1) months usage of coil. We will also maintain a minimum of (1) months usage in process at Alumax. These figures will be determined by Craig Lepa and Larry Balzer.

 10. All material will be supplied from Alumax.


This letter will cover all items that have been agreed to.

Sincerely,

Samuel-Whittar, Inc.

Terry Minogue
General Manager
West Chicago


Gary Ihrke
Vice President of Operations

Agreed to this 30th day of June 1998.

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

SAMUEL-WHITTAR
           INC.
                                                          1200 Nuclear Drive
                                                      West Chicago, IL 60185
                                                         OFF: (630) 231-6800
                                                         OFF: (312) 287-6800
                                                         FAX: (630) 231-3521

Mr. Gary Ihrke                                                 June 29, 1998
Featherlite Mfg, Inc.
Hwy 63 & 9
Cresco, IA 52136

Dear Gary:

This letter will confirm our telephone conversations between Mr. Craig Lepa of Featherlite Mfg. and Mr. Larry Balzer of Samuel-Whittar. It outlines Featherlite's agreement to add ***** lbs. to their ***** lb. Contract of Alloy 3105 H14 (.100 & .125) Aluminum sheet products from Samuel-Whittar during the 1999 calendar year.

1. Featherlite will add the purchase of an additional ***** lbs. to their existing ***** lb. Contract with Samuel-Whittar, for Alloy 3105 H14 Mill Finish (.100 & .125) to be delivered between January 1, 1999 and December 31, 1999. This will put Featherlite's commitment at ***** lbs. for calendar 1999.

2.   Featherlite's pricing for the additional 45,000 lbs. will be $***** lb.

3.   Featherlite prices will be FOB delivered, based upon 40,000 lb. shipments.

4.   Credit terms are 45 days

5. All items will be packaged on 2500# maximum skids, with no splices on runners, all runners to be a minimum of 4" high.

6. Featherlite agrees to take any item Featherlite orders, even if the item becomes obsolete, on a timely basis.

7. Certifications will be supplied on all products sold to Featherlite by Samuel-Whittar.

8.   Billing weight to be calculated on ***** of the theoretical weight.

9.   Samuel-Whittar  will keep in stock (1) months  usage of cut sheet sizes and
     (1) months usage of coil. We will also maintain a minimum of (1) months usage in process at Ormet. These figures will be determined by Craig Lepa and Larry Balzer.

10. All material will be supplied from Ormet, with quality parameters stated in their letter of May 16, 1998 which is in your possession.


This letter will cover all items we have agreed to.

Sincerely,

Samuel-Whittar, Inc.

Terry Minogue
General Manager
West Chicago


Gary Ihrke
Vice President of Operations

Agreed to this 30th day of June 1998.

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

SAMUEL-WHITTAR
           INC.
                                                        1200 Nuclear Drive
                                                    West Chicago, IL 60185
                                                       OFF: (630) 231-6800
                                                       OFF: (312) 287-6800
                                                       FAX: (630) 231-3521

Mr. Gary Ihrke                                                May 13, 1998
Featherlite Mfg, Inc.
Hwy 63 & 9
Cresco, IA 52136

Dear Gary:

This letter will confirm our telephone conversation of May 8th, 1998 between Mr. Craig Lepa of Featherlite Manufacturing and Mr. Larry Balzer of Samuel-Whittar. It outlines Featherlite's agreement to purchase Aluminum sheet products from Samuel-Whittar during the 1999 calendar year.

1. Featherlite will purchase from Samuel-Whittar ***** lbs. of Alloy 3105 H14 MF aluminum sheet in thicknesses of .100 & .125 for delivery between January 1, 1999 and December 31, 1999, at a price of $*****/lb.

2.   Featherlite pricing will be FOB delivered based upon 40,000 lb. shipments

3.   Credit terms are 45 days

4. All items will be packaged on 2500# maximum skids, with no splices on runners, all runners to be a minimum of 4" high.

5. Featherlite agrees to take any item Featherlite orders, even if the item becomes obsolete, on a timely basis.

6. Certifications will be supplied on all products sold to Featherlite by Samuel-Whittar.

7.   Billing weight to be calculated on ***** of the theoretical weight.

8.   Samuel-Whittar  will keep in stock (1) months  usage of cut sheet sizes and
     (1) months usage of coil. We will also maintain a minimum of (1) months usage in process at Ormet. These figures will be determined by Craig Lepa and Larry Balzer.

9. All material will be from Ormet, with quality parameters stated in their letter of May 6, 1998 which was faxed to you.


This will cover all items we have agreed to.

Sincerely,

Samuel-Whittar, Inc.

Terry Minogue
General Manager
West Chicago


Gary Ihrke
Vice President of Operations

Agreed to this 14th day of May 1998.

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

SAMUEL-WHITTAR
           INC.
                                                        1200 Nuclear Drive
                                                    West Chicago, IL 60185
                                                       OFF: (630) 231-6800
                                                       OFF: (312) 287-6800
                                                       FAX: (630) 231-3521

                                                          February 3, 1998
Mr. Gary Ihrke
Featherlite Mfg, Inc.
Hwy 63 & 9
Cresco, IA 52136

Dear Gary:

This letter will confirm our telephone conversation regarding Featherlite Mfg, Inc.'s purchase of aluminum sheet products from Samuel-Whittar, Inc. for the second half of 1998.

1.   Featherlite's delivered prices are as follows:
     a)  *****# .040               3004 H291        $*****
     b)  *****# .100 & .125        3105 H14         $*****

2.   Prices are based on ingot of $*****/lb.

3. Samuel-Whittar will keep in stock one month of cut sheet sizes, which will be determined by Larry Balzer and Craig Lepa. Then one month of coil in stock with one month of coil on order at the mill throughout this contract.

4. Featherlite agrees to take any item Featherlite orders throughout this contract, even if this item becomes obsolete.

5.   Featherlite will release in full truckload quantities (40,000#).

6. All material will be from Alumax Aluminum, which guarantees on finish, to be covered by a letter from Alumax.

7.   Credit terms are 45 days.

8.   2500# max skid weight, all items.

9.   All sheets are to be paper interleaved.

10.  No splices on skid stringers and stringers to be a minimum of 3 1/2" tall.

11.  Certifications are required on all products purchased from Samuel-Whittar.

12.  Billing weight to be calculated on ***** of theoretical weight.


This should cover all of the items we have agreed to.

Sincerely,

Terry Minogue
General Manager
West Chicago


Gary Ihrke
Vice President of Operations

Agreed to this 4th day of February 1998.